EXHIBIT 10-51


                          SECURITY AGREEMENT



            AGREEMENT dated as of February 16, 1993 between AMW ACQUISITION CORP., a Delaware corporation (together with its successors, including American Marketing Works, Inc., a Delaware corporation, as the survivor of the merger of AMW Acquisition Corp. with and into American Marketing Works, Inc. concurrently with the making of the initial loans under the Credit Agreement referred to below and the execution and delivery of this Agreement by the parties hereto, the "Company"), and U S WEST FINANCIAL SERVICES, INC., as Agent.


                         W I T N E S S E T H :


            WHEREAS, the Company, certain lenders and U S WEST
  Financial Services, Inc., as agent for such lenders, are parties to a Credit Agreement of even date herewith (as the same may be amended from time to time, the "Credit
  Agreement"); and

            WHEREAS, in order to induce such lenders and U S WEST Financial Services, Inc., as agent for such lenders to enter into the Credit Agreement, the Company has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure its obligations under the Financing Documents referred to in the Credit Agreement;

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


  SECTION 1.  Definitions

            Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

            "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by the Company, and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Company arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of the Company's rights in, to and under all purchase orders for goods, services or other property, and all of the Company's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Company under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of the Company), in each case whether now in existence or hereafter arising or acquired (and including all Accounts sold or assigned under the New Factoring Agreement) including the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

            "Collateral" has the meaning set forth in
  Section 3.

            "Collateral Accounts" means the Lockbox Account and the Insurance Account.

            "Copyright License" means any written agreement now or hereafter in existence granting to the Company any right to publication as to which a Copyright is in existence.

            "Copyrights" means all the following: (i) all copyrights under the laws of the United States or any other country, all registrations and recordings thereof, and all applications for copyrights under the laws of the United States or any other country, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and (ii) all reissues, continuations, continuations-in-part or extensions thereof.

            "Copyright Security Agreement" means a Copyright Security Agreement executed and delivered by the Company in favor of the Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit E hereto, as the same may be amended from time to time.

            "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by the Company.

            "Equipment" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by the Company, including all motor vehicles, trucks, trailers, railcars and barges.

            "General Intangibles" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by the Company, including (i) all right, title and interest of the Company under the Acquisition Documents and the New Factoring Agreement and all amounts payable to it thereunder, (ii) all obligations or indebtedness owing to the Company (other than Accounts) from whatever source arising, (iii) all Patents, Patent Licenses, Trademarks, Trademark Licenses, Copyrights, Copyright Licenses, rights in intellectual property, goodwill, trade names, service marks, trade secrets, permits and licenses (except to the extent that the granting by the Company of a security interest therein results in the violation or termination of, or a default under, any agreement to which the Company is a party), (iv) all rights or claims in respect of refunds for taxes paid and (v) all reversionary rights in respect of any pension plan or similar arrangement maintained for employees of any member of the ERISA Group.

            "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC), including those evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Company.

            "Insurance Account" has the meaning set forth in
  Section 5(C).

            "Insurance Proceeds" has the meaning set forth in
  Section 5(C).

            "Liquid Investments" has the meaning set forth in
  Section 5(E).

            "Lockbox Account" has the meaning set forth in
  Section 5(A).

            "Lockbox Agreement" has the meaning set forth in
  Section 5(A).

            "Lockbox Bank" has the meaning set forth in
  Section 5(A).

            "Patents" means all the following: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States or any other country or any political subdivision thereof, including those described in the Perfection Certificate, and (ii) all reissues, continuations, continuation-in-part or extensions thereof.

            "Patent License" means any written agreement now or hereafter in existence granting to the Company any right to practice any invention on which a Patent is in existence.

            "Patent Security Agreement" means the Patent
  Security Agreement executed and delivered by the Company in favor of the Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit C hereto, as the same may be amended from time to time.

            "Perfection Certificate" means a certificate substantially in the form of Exhibit A, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Agent, and duly executed by the chief executive officer of the Company.

            "Permitted Liens" means the Security Interests and the Liens on the Collateral permitted to be created, assumed or exist pursuant to Section 9.02 of the Credit Agreement.

            "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, collateral, including all claims of the Company against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any collateral, and any condemnation or requisition payments with respect to any collateral, in each case whether now existing or hereafter arising.

            "Secured Obligations" means the obligations secured under this Agreement which include (a) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company) on any loan under, or any note issued pursuant to, the Credit Agreement, (b) all other amounts payable by the Company hereunder or under any other Financing Document,
  (c) all other obligations of the Company hereunder and under the other Financing Documents, (d) all other debts, obligations and liabilities of any kind, nature or description whatsoever (whether primary, secondary, direct, contingent, sole, joint or several, or otherwise, and whether due or to become due) of Company to any Secured Party, now existing or hereafter arising and (e) any renewals, extensions or modifications of any of the foregoing.

            "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured
  Obligations.

            "Secured Parties" means the Agent and the Lenders.

            "Trademarks" means all of the following: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in the Perfection Certificate, and (ii) all extensions or renewals thereof.

            "Trademark License" means any written agreement now or hereafter in existence granting to the Company any right to use any Trademark.

            "Trademark Security Agreement" means the Trademark Security Agreement executed and delivered by the Company in favor of the Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit D hereto, as the same may be amended from time to time.

            "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.


  SECTION 2.  Representations and Warranties

            The Company represents and warrants as follows:

            (A) The Company has good and marketable title to all of the Collateral, free and clear of any Liens other than the Permitted Liens. The Company has taken all actions necessary under the UCC to perfect its interest in any Accounts purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

            (B) The Company has not performed any acts which might prevent the Agent from enforcing any of the terms of this Agreement or which would limit the Agent in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Company) asserting any claim thereto or security interest therein, except that the Agent or its designee may have possession of Collateral as contemplated hereby.

            (C) The information set forth in the Perfection Certificate delivered to the Agent prior to the Closing Date is correct and complete after giving effect to the consummation of the Recapitalization. Not later than 30 days following the Closing Date, the Company shall furnish to the Agent file search reports from each UCC filing office set forth in Schedule 7 to the Perfection Certificate confirming the filing information set forth in such Schedule.

            (D)  The Security Interests constitute valid
  security interests under the UCC securing the Secured Obligations. When UCC financing statements in the form specified in Exhibit A shall have been filed in the offices specified in the Perfection Certificate, the Security Interests shall constitute perfected security interests in the Collateral to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens and rights of others therein except for the Permitted Liens. When the Company has executed and delivered to the insurance company issuing the Key-Man Life Insurance assignments of policy as collateral security (the "Insurance Assignments") and such insurance company has acknowledged the Insurance Assignments, the Agent will have, for the benefit of itself and the Secured Parties, a perfected Security Interest in each Key Man Life Insurance Policy and shall be entitled to receive all payments thereunder subject to the provisions of the Insurance Assignments. When a Patent Security Agreement or a Trademark Security Agreement has been recorded with the United States Patent and Trademark Office, the Security Interests shall constitute perfected security interests in all right, title and interest of the Company in the Patents or Trademarks, as the case may be, listed in Schedule 1 to such Agreement, prior to all other Liens and rights of others therein, subject to Permitted Liens. When a Copyright Security Agreement has been filed with the United States Copyright Office, the Security Interests shall constitute perfected security interests in all right, title and interest of the Company in Copyrights listed in
  Schedule 1 to such Agreement, prior to all other Liens and rights of others therein except for the Permitted Liens.

            (E) The Equipment is insured in accordance with the requirements of the Credit Agreement.


  SECTION 3.  The Security Interests

            (A) In order to secure the full and punctual payment and performance of the Secured Obligations in accordance with the terms thereof, the Company hereby grants to the Agent for the ratable benefit of the Secured Parties a continuing security interest in and to all of the following property of the Company, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

            (1)  Accounts;

            (2)  General Intangibles;

            (3)  Documents;

            (4)  Instruments;

            (5)  Equipment;

            (6)  The Lockbox Account and the Insurance
         Account, all cash deposited in either of the foregoing from time to time, the Liquid Investments made pursuant to Section 5(E) and other monies and property of any kind of the Company in the possession or under the control of the Agent;

            (7) All books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of the Company pertaining to any of the Collateral;

            (8) Each Key Man Life Insurance Policy and other insurance policies of the Company; and

            (9) All Proceeds of all or any of the Collateral described in Clauses 1 through 8 hereof.

            (B)  The Security Interests are granted as
  security only and shall not subject the Agent or any Secured
  Party to, or transfer or in any way affect or modify, any obligation or liability of the Company with respect to any of the Collateral or any transaction in connection therewith.


  SECTION 4.  Further Assurances; Covenants

            (A)  The Company will not change its name,
  identity or corporate structure in any manner unless it shall have given the Agent prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 4(K). The Company will not change the location of (i) its chief executive office or chief place of business or (ii) the locations where it keeps or holds any Collateral or any records relating thereto from the applicable location described in the Perfection Certificate unless it shall have given the Agent prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 4(K). The Company shall not in any event change the location of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

            (B) The Company will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action, (including any filings of financing or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Agent and the Secured Parties to obtain the full benefits of this Agreement, or to enable the Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Company hereby authorizes the Agent, and appoints the Agent as its true and lawful attorney (with full power of substitution, in the name of the Company, the Agent, the Secured Parties or otherwise, for the sole use and benefit of the Agent and the Secured Parties), to execute and file financing statements or continuation statements without the Company's signature appearing thereon. The Company agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Company shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

            (C)  If any Collateral is at any time in the
  possession or control of any warehouseman, bailee or any of the Company's agents or processors, the Company shall notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and to hold all such Collateral for the Agent's account subject to the Agent's instructions.

            (D) The Company shall keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Required Lenders may reasonably require in order to reflect the Security Interests.

            (E) The Company will immediately deliver and pledge each Instrument to the Agent, appropriately endorsed to the Agent, provided that so long as no Event of Default shall have occurred and be continuing, the Company may retain for collection in the ordinary course any Instruments (other than checks and drafts constituting payments in respect of Accounts, as to which the provisions of Section 5(B) shall apply) received by it in the ordinary course of business and the Agent shall, promptly upon request of the Company, make appropriate arrangements for making any other Instrument pledged by the Company available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Agent, against trust receipt or like document).

            (F) The Company shall use its best efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each Account (including Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Subject to the rights of the Agent and the Secured Parties hereunder upon the occurrence and during the continuance of an Event of Default, the Company may allow in the ordinary course of business as adjustments to amounts owing under its Accounts
  (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Company finds appropriate in accordance with sound business judgment unless such extension, renewal or settlement results in causing such Account to not be an Eligible Receivable and thereby causes the aggregate unpaid balance of Working Capital Borrowings to exceed the Borrowing Base and (ii) a refund or credit due as a result of returned or damaged merchandise or as a discount for prompt payment, all in accordance with the Company's ordinary course of business consistent with its historical collection practices. The costs and expenses (including attorney's fees) of collection, whether incurred by the Company or the Agent, shall be borne by the Company.

            (G) The Company shall, (i) on or prior to the Closing Date, in the case of Equipment now owned and
  (ii) within 10 days of acquiring any other Equipment, deliver to the Agent any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the Agent to be named as lienholder on any such certificate of title or other evidence of ownership. The Company shall promptly inform the Agent of any additions to or deletions from the Equipment and shall not permit any such items to become a fixture to real estate or an accession to other personal property.

            (H) Without the prior written consent of the Required Lenders, the Company will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral except, subject to the rights of the Agent and the Secured Parties hereunder if an Event of Default shall have occurred and be continuing, as permitted under the Credit Agreement including Section 9.06, whereupon, in the case of such a sale or exchange, the Security Interests created hereby in such item (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Agent.

            (I) Prior to the Closing Date, the Company will cause the Agent to be named as an insured party and loss payee on each insurance policy covering risks relating to any of its Equipment. The Company will deliver to the Agent, upon request of the Agent, the insurance policies for such insurance. Each such insurance policy shall include effective waivers by the insurer of all claims for insurance premiums against the Agent or any Secured Party, provide that all insurance proceeds in excess of $100,000 per claim shall be adjusted with and payable to the Agent and provide that no material modification, cancellation or termination thereof shall be effective until at least 30 days after receipt by the Agent of written notice thereof. The Company hereby appoints the Agent as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as a result of any such insurance policies.

            (J) The Company will, promptly upon request, provide to the Agent all information and evidence it may reasonably request concerning the Collateral to enable the Agent to enforce the provisions of this Agreement.

            (K) Not more than six months nor less than 30 days prior to each date on which the Company proposes to take any action contemplated by Section 4(A), the Company shall give notice to the Agent of such proposed action, and, at the Company's cost and expense, cause to be delivered to the Secured Parties with such notice, an opinion of counsel, satisfactory to the Agent, substantially in the form of Exhibit B to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests against all creditors of and purchasers from the Company have been filed in each filing office necessary for such purpose, that all filing fees and taxes, if any, payable in connection with such filings have been paid in full and stating the first date on which a continuation statement with respect to each of such filings may be filed in order to continue its effectiveness.

            (L) From time to time upon request by the Agent, the Company shall, at its cost and expense, cause to be delivered to the Secured Parties an opinion of counsel satisfactory to the Agent as to such matters relating to the transactions contemplated hereby as the Required Lenders may reasonably request.

            (M)  The Company shall notify the Agent
  immediately if it knows that any application or registration relating to any Copyright, Patent or Trademark may become abandoned or dedicated (other than applications or registrations (x) with respect to any such Patents or Trademarks that are no longer used or useful in the business of the Company or whose minimal value does not reasonably justify the cost of maintaining such registration or application, or (y) that have been refused by the applicable patent or trademark registry) or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, or any court) regarding the Company's ownership of any Copyright, Patent or Trademark, its right to register the same, or to keep and maintain the same. In the event that any Copyright, Patent, Trademark, Patent License, Trademark License or Copyright License is infringed, misappropriated or diluted by a third party, the Company shall notify the Agent promptly after it learns thereof and shall, unless the Company shall reasonably determine that any such action would be of negligible economic value, promptly take all other actions as the Company shall deem appropriate to stop such infringement, misappropriation or dilution including, if necessary, suing for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as the Company shall reasonably deem appropriate under the circumstances to protect such Copyright, Patent, Trademark, Patent License, Trademark License or Copyright License. In no event shall the Company, either itself or though any agent, employee or licensee, file an application for the registration of any Copyright, Patent or Trademark with the United States Copyright Office, the United States Patent and Trademark Office, or with any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Agent, and, upon request of the Agent, executes and delivers any and all agreements, instruments, documents and papers the Agent may request to evidence the Security Interest in such Copyright, Patent or Trademark and the goodwill and general intangibles of the Company relating thereto or represented thereby, and the Company hereby constitutes the Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, shall be irrevocable until the Secured Obligations are paid in full.


  SECTION 5.  Lockbox Account and Insurance Account

            (A) Upon the request of the Agent (whether or not a Default or Event of Default shall have occurred and be continuing), the Agent and the Company shall establish, pursuant to a lockbox agreement in form and substance satisfactory to the Agent (the "Lockbox Agreement"), a bank account (the "Lockbox Account") with a bank or other financial institution acceptable to the Agent and the Company, in the name "American Marketing Works, Inc. -- US WEST Financial Services, Inc., as Agent", and under the exclusive control of the Agent, into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to the Agent pursuant to subsection (B) of this Section 5 or any other provision of this Agreement. Any income received with respect to the balance from time to time standing to the credit of the Lockbox Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Lockbox Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Lockbox Account together with any Liquid Investments from time to time made pursuant to subsection (E) of this Section shall vest in the Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

            (B)  From and after the establishment of the
  Lockbox Account, the Company shall instruct all account debtors and other Persons obligated in respect of all Accounts (other than Accounts that constitute Factored Receivables) to make all payments in respect of such Accounts and shall use its best efforts to cause such account debtors and other Persons to remit all such payments directly to the Lockbox Account (if paid by wire transfer) or to a post office box that is subject to the Lockbox Agreement, for deposit into the Lockbox Account. In addition to the foregoing, the Company agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts (other than Accounts that constitute Factored Receivables)) shall be received by it, the Company, subject to subsection (C) of this Section, shall as promptly as possible deposit such proceeds into the Lockbox Account. Until so deposited, all such proceeds shall be held in trust by the Company for and as the property of the Agent and the Secured Parties and shall not be commingled with any other funds or property of the Company. The balance from time to time standing to the credit of the Lockbox Account shall, except upon the occurrence and continuation of an Event of Default, be distributed to the Company in accordance with the provisions of the Lockbox Agreement. If immediately available cash on deposit in the Lockbox Account is not sufficient to make any distribution to the Company referred to in the previous sentence of this Section 5(B), the Agent shall cause to be liquidated as promptly as practicable Liquid Investments in the Lockbox Account designated by the Company as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 5, such distribution shall not be made until such liquidation has taken place. Upon the occurrence and continuation of an Event of Default, the Agent shall, if so instructed by the Required Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Lockbox Account in the manner specified in Section 9.

            (C) Promptly upon and at all times after the receipt of any cash proceeds of insurance policies, awards of condemnation or other compensation required to be paid to the Agent pursuant to Section 8.04(b) or 8.04(c) of the Credit Agreement (the "Insurance Proceeds"), the Company shall establish and shall thereafter maintain an additional cash collateral account (the "Insurance Account") at the offices of the Lockbox Bank or such other bank as the Company and the Agent may agree (the "Insurance Account Bank"), in the name and under the control of the Agent. Forthwith upon such establishment, the Company shall notify the Agent of the location, account name and account number of such account. The Company hereby agrees to cause any Insurance Proceeds received from time to time after the establishment of the Insurance Account to be deposited therein as set forth in this paragraph. Any income received with respect to the balance from time to time standing to the credit of the Insurance Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Insurance Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Insurance Account together with any Liquid Investments from time to time made pursuant to subsection
  (E) of this Section shall vest in the Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided. The Agent shall apply to repayment of the Tranche A Loans and Tranche B Loans, respectively, those amounts on deposit in the Insurance Account which are required to be applied to the repayment of the Tranche A Loans in accordance with Section 2.04(b)(ii) of the Credit Agreement or to repayment of the Tranche B Loans in accordance with Section 3.04(b)(ii) of the Credit Agreement.

            (D) The balance from time to time standing to the credit of the Insurance Account (to the extent not applied pursuant to the last sentence of Section 5(C)) shall be subject to withdrawal only upon the instructions of the Agent. Except upon the occurrence and continuation of an Event of Default, the Agent agrees to give instructions to distribute such amounts to the Company at such times and in such amounts (other than amounts attributable to proceeds paid pursuant to Section 8.04(c) of the Credit Agreement) as the Company shall request for the purpose of repairing, reconstructing or replacing the property in respect of which such Insurance Proceeds were received. Any such request shall be accompanied by a certificate of the chief financial officer or treasurer of the Company setting forth in detail reasonably satisfactory to the Required Lenders the repair, reconstruction or replacement for which such funds will be expended. If immediately available cash on deposit in the Insurance Account is not sufficient to make any distribution to the Company referred to in the previous sentence of this
  Section 5(D), the Agent shall cause to be liquidated as promptly as practicable such Liquid Investments in the Insurance Account designated by the Company as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 5, such distribution shall not be made until such liquidation has taken place. Upon the occurrence and continuation of an Event of Default, the Agent shall, if so instructed by the Required Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Insurance Account in the manner specified in Section 9.

            (E) Amounts on deposit in the Lockbox Account and the Insurance Account shall be invested and re-invested from time to time in such Liquid Investments as the Company shall determine, which Liquid Investments shall be held in the name and be under the control of the Agent; provided that, if an Event of Default has occurred and is continuing, the Agent shall, if instructed by the Required Lenders, cause such Liquid Investments to be liquidated and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 9. For this purpose, "Liquid Investments" means Temporary Cash Investments; provided that (i) each Liquid Investment shall mature within 30 days after it is acquired by the Agent and
  (ii) in order to provide the Agent, for the benefit of the Secured Parties, with a perfected security interest therein, each Liquid Investment shall be either:

            (i)  evidenced by negotiable certificates or
         instruments, or if non-negotiable then issued in the name of the Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Agent or an agent thereof (which shall not be the Company or any of its Affiliates) in the State of New York; or

           (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Agent) appropriate measures shall have been taken for perfection of the Security Interests.


  SECTION 6.  General Authority

            The Company hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of the Company, the Agent, the Secured Parties or otherwise, for the sole use and benefit of the Agent and the Secured Parties, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

            (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

           (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

          (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

           (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

  provided that the Agent shall give the Company not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Company agrees that such notice constitutes "reasonable notification" within the meaning of
  Section 9-504(3) of the UCC.


  SECTION 7.  Remedies upon Event of Default

            (A) If any Event of Default has occurred and is continuing, the Agent may exercise on behalf of the Secured Parties all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) withdraw all cash and Liquid Investments in the Collateral Accounts and apply such cash and Liquid Investments and other cash, if any, then held by it as Collateral as specified in
  Section 9 and (ii) if there shall be no such cash or Liquid Investments or if such cash and Liquid Investments shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory.
  The Agent or any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Company will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Company which may be waived, and the Company, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 6 shall (1) in case of a public sale, state the time and place fixed for such sale, and
  (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

            (B) For the purpose of enforcing any and all rights and remedies under this Agreement the Agent may (i) require the Company to, and the Company agrees that it will, at its expense and upon the request of the Agent, forthwith assemble all or any part of the Collateral as directed by the Agent and make it available at a place designated by the Agent which is, in its opinion, reasonably convenient to the Agent and the Company, whether at the premises of the Company or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use the Company's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Company, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Agent deems appropriate and, in connection with such preparation and disposition, use without charge any Trademark, trade name, Copyright, Patent or technical process used by the Company.

            (C)  Without limiting the generality of the
  foregoing, if any Event of Default has occurred and is continuing,

            (i) the Agent may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Copyrights, Patents or Trademarks included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Agent shall in its sole discretion determine;

            (ii)  the Agent may (without assuming any
         obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensor, licensee or sublicensee all rights and remedies of the Company in, to and under any Copyright Licenses, Patent Licenses or Trademark Licenses and take or refrain from taking any action under any thereof, and the Company hereby releases the Agent and each of the other Secured Parties from, and agrees to hold the Agent and each of the other Secured Parties free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect thereto, except any such claim to the extent that it arises solely as the result of the gross negligence or willful misconduct of any Secured Party; and

            (iii) upon request by the Agent, the Company will execute and deliver to the Agent a power of attorney, in form and substance satisfactory to the Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Copyright, Patent, Trademark, Copyright License, Patent License or Trademark License. In the event of any such disposition pursuant to this Section, the Company shall supply its know-how and expertise relating to the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with Patents, and its customer lists and other records relating to such Patents or Trademarks and to the distribution of said products, to the Agent.


  SECTION 8.  Limitation on Duty of Agent
              in Respect of Collateral

            Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Agent in good faith.


  SECTION 9.  Application of Proceeds

            Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Accounts shall be applied by the Agent in the following order of priorities:

            first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent or any Secured Party is to be reimbursed pursuant to Section 11.04 of the Credit Agreement or Section 12 hereof and unpaid fees owing to the Agent under the Credit Agreement;

            second, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Credit Agreement;

            third, to the ratable payment of unpaid principal of the Secured Obligations;

            fourth, to the ratable payment of all other
         Secured Obligations, until all Secured Obligations shall have been paid in full; and

            finally, to payment to the Company or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

  The Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.


  SECTION 10.  Concerning the Agent

            The provisions of Section 11.05 and Article XII of the Credit Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

            (A) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including the timing and methods of realization upon the Collateral) the Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

            (B) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Company.


  SECTION 11.  Appointment of Co-Agents

            At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 10).


  SECTION 12.  Expenses

            In the event that the Company fails to comply with the provisions of the Credit Agreement or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Agent if requested by the Required Lenders may, but shall not be required to, effect such compliance on behalf of the Company, and the Company shall reimburse the Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested by the Required Lenders from time to time (but not more frequent than annually unless an Event of Default shall have occurred and be continuing), or in respect of the sale or other disposition thereof shall be borne and paid by the Company; and if the Company fails to promptly pay any portion thereof when due, the Agent or any Secured Party may, at its option, but shall not be required to, pay the same and charge the Company's account therefor, and the Company agrees to reimburse the Agent or such Secured Party therefor on demand. All sums so paid or incurred by the Agent or any Secured Party for any of the foregoing and any and all other sums for which the Company may become liable hereunder and all costs and expenses (including reasonable attorneys' fees, legal expenses and court costs (including the reasonable allocation of the compensation, costs and expenses of in-house counsel, based upon time spent)) reasonably incurred by the Agent or any Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid at an annual rate equal to 5% plus the rate announced from time to time by The Chase Manhattan Bank (National Association) in New York City as its prime rate, be additional Secured Obligations hereunder.


  SECTION 13.  Termination of Security
               Interests; Release of Collateral

            Upon the repayment in full of all Secured
  Obligations and the termination of the Commitments under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Company.
  At any time and from time to time prior to such termination of the Security Interests, the Agent may release any of the Collateral with the prior written consent of all of the Secured Parties. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of the Company, execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.


  SECTION 14.  Notices

            All notices, communications and distributions hereunder shall be given in accordance with Section 13.03 of the Credit Agreement.


  SECTION 15.  Waivers, Non-Exclusive Remedies

            No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any Secured Party of any right under the Credit Agreement, any of the other Financing Documents or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement, the Credit Agreement and the other Financing Documents are cumulative and are not exclusive of any other remedies provided by law.


  SECTION 16.  Successors and Assigns

            This Agreement is for the benefit of the Agent and the Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Company and its successors and assigns.


  SECTION 17.  Changes in Writing

            Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Company and the Agent with the consent of the Required Lenders (or all of the Secured Parties in the case of an amendment to the provisions of
  Section 13 that require the consent of all Secured Parties to release Collateral).


  SECTION 18.  New York Law

            This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.


  SECTION 19.  Severability

            If any provision hereof is invalid or
  unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and
  (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.


            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                                AMW ACQUISITION CORP.



                                By \s\ Steve McDonald
                                   --------------------
                                   Title:  President




                                U S WEST FINANCIAL SERVICES,
                                  INC., as Agent



                                By \s\ A. Pier Meager
                                   --------------------
                                   Title:



                  LIST OF OMITTED EXHIBITS AND SCHEDULES



Exhibit A                Perfection Certificate
Schedule 6(A)            Description of Collateral
Schedule 7               Schedule of Filings
Exhibit B                Opinion of counsel for the Company
Exhibit C to Exhibit F   Patent Security Agreement
Schedule 1 to Patent
  Security Agreement     Patents
Exhibit D to Exhibit F   Trademark Security Agreement
Schedule 1 to Trademark
  Security Agreement     US Trademark Registrations
Exhibit E to Exhibit F   Copyright Security Agreement
Schedule 1 to Copyright
  Security Agreement     Copyrights




                  AMENDMENT NO. 2 TO CREDIT AGREEMENT

                 AMENDMENT NO. 1 TO SECURITY AGREEMENT


            AMENDMENT NO. 2 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO SECURITY AGREEMENT (this "Amendment") dated as of August 4, 1994 among AMERICAN MARKETING WORKS, INC. (together with its successors, the "Company"), the LENDERS listed on the signature pages hereof and NATIONS FINANCIAL CAPITAL CORPORATION (as successor to U S WEST Financial Services, Inc.), as Agent (the "Agent").

                         W I T N E S S E T H:

            WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of February 16, 1993 (as amended by Amendment No. 1 thereto, the "Credit Agreement") and the Company and the Agent have heretofore entered into a Security Agreement dated as of February 16, 1993 (the "Security Agreement"); and

            WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) change the definition of the Borrowing Base to include 35% of Eligible Inventory (up to $1,000,000) on the terms hereinafter set forth and (ii) make certain other mutually satisfactory changes to the Credit Agreement and the Security Agreement;

            NOW, THEREFORE, the parties hereto agree as follows:

            SECTION 1.  Definitions; References.  Unless
  otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement or the Security Agreement shall have the meaning assigned to such term in the Credit Agreement or the Security Agreement, as the case may be. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement or the Security Agreement shall from and after the date hereof refer to the Credit Agreement or the Security Agreement, as the case may be, as amended hereby.

            SECTION 2. Amendments to Section 1.01 of the Credit Agreement. (a) Section 1.01 of the Credit Agreement is amended by adding the following new definitions (to be inserted in alphabetical order as appropriate in such
  Section 1.01):

            "Eligible Inventories" means, at any date of determination thereof, the aggregate value (determined at the lower of cost or market on a basis consistent with that used in the preparation of the financial statements referred to in Section 7.04(a)) at such date of all Inventories owned by the Company and located in any jurisdiction in the United States of America as to which appropriate UCC financing statements have been filed naming the Company as "debtor" and the Agent as "secured party", all net of any amounts payable by the Company in respect of commissions, processing fees or other charges, excluding, however, without duplication
         (i) any such Inventory which has been shipped to a customer, even if on a consignment or "sale or return" basis and whether or not such Inventory has been subsequently returned by such customer; (ii) any Inventory subject to a Lien (other than Liens created pursuant to the Security Agreement), including a landlord's or warehouseman's Lien; (iii) any Inventory against which the Company has taken a reserve or that is aged more than 180 days; (iv) any Inventory not subject to a valid and perfected first-priority Lien in favor of the Agent under the Security Agreement, subject to no prior or equal Lien; (v) any Inventory not produced in compliance with the applicable requirements of the Fair Labor Standards Act; and (vi) any supply, scrap or obsolete Inventory and any Inventory that is not in the judgment of the Agent reasonably marketable.

            "Inventory" means inventory (as defined in Article 9 of the UCC) to the extent comprised of readily marketable materials of a type manufactured, consumed or held for resale (including raw materials and work-in-process) by the Company in the ordinary course of its business as presently conducted, or as modified from time to time in a manner not prohibited by this Agreement.

            "Inventory Loan Termination Certificate" means a certificate from the Company to the Agent certifying that:

                 (a)  the Company wishes to permanently
              eliminate Eligible Inventory from the Borrowing
              Base; and

                 (b)  both before and after giving effect to
              the delivery of such certificate (including the consequential reduction in the amount of the Borrowing Base) the aggregate outstanding principal amount of the Working Capital Loans plus the aggregate outstanding principal amount of the Republic Reimbursement Obligations does not exceed the Borrowing Base.

            (b) The definition of "Borrowing Base" appearing in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

                 "Borrowing Base" means, on any date, a dollar
              amount equal to the sum of (i) 85% of Eligible Receivables other than Non-Recourse Factored Receivables plus (ii) 94% of Eligible Receivables that are Non-Recourse Factored Receivables plus
              (iii) unless on or prior to such date the Company shall have delivered an Inventory Loan Termination Certificate, the lesser of (x) $1,000,000 and (y) 35% of Eligible Inventory, each determined as of such date of the Borrowing Base Certificate most recently delivered pursuant to Section 8.01(l).

            (c) The definition of "Eligible Receivables" appearing in Section 1.01 of the Credit Agreement is amended by:
                 (i)  amending clause (i) by adding the words
         "(including, without limitation, Receivables
         representing amounts "charged-back" under the New
         Factoring Agreement)";

                (ii) deleting the word "and" appearing at the end of clause (j);

               (iii) deleting the "." appearing at the end of clause (k) and substituting ";" therefore; and

                (iv)  adding the following new clauses (l) and
         (m):

                 "(l) any Receivable due from a salesperson or
              sales organization making sales on a commission basis; and

                 (m) Receivables representing "cash-on-
              delivery" sales."

  ; provided that the amendments set forth in clause (iv) above shall not become effective until November 1, 1994.

            SECTION 3.  Amendment to Section 8.14 of the
  Credit Agreement. Section 8.14 of the Credit Agreement is amended by adding the following new sentence at the end thereof:

         The Company shall (i) within 15 days following the last Business Day of each quarter report to the Lenders the results of a physical count of the Inventory of the Company conducted no more than 30 days prior to such last Business Day; (ii) maintain perpetual inventory records and within 10 days following the last Business Day of each month report inventory levels to the Lenders together with a comparison showing changes from the most recent prior monthly report delivered pursuant to this clause (ii); and (iii) on the last Business
         Day of each of the first three weeks in each month, report inventory balances by type to the Lenders. All such reports shall be in form and substance satisfactory to the Required Lenders.

          SECTION 4.  Amendments to Exhibit I.  The Credit
  Agreement is amended by amending Exhibit I thereto (Form of Borrowing Base Certificate) to read in its entirety as set forth in Annex 1 to this Amendment.

            SECTION 5.  Addition of New Section 8.18 to the
  Credit Agreement. The Credit Agreement is amended by adding a new Section 8.18 to read in its entirety as follows:

            SECTION 8.18. Consultants. The Company shall retain management consultants reasonably acceptable to the Required Lenders to advise the chief executive officer until such time as a new chief executive officer is hired and a reasonable transition period has elapsed.

            SECTION 6.  Amendment to Security Agreement.  The
  Security Agreement is amended by adding the following new
  Section 3A immediately following the existing Section 3.

            SECTION 3A.  Security Interest in Inventory.

                 (A) In order to secure the full and punctual payment and performance of the Secured Obligations in accordance with the terms thereof, the Company hereby grants to the Agent for the ratable benefit of the Secured Parties a continuing security interest in and to all of the Inventory of the Company, whether now owned or existing, hereafter acquired or arising and regardless of where located together with all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of the Company pertaining to any of the Inventory and all Proceeds thereof (collectively, the "Inventory Collateral") and the term "Collateral" as used in the Credit Agreement, this Agreement and all other Financing Documents shall mean and include the Inventory Collateral.

                 (B)  All Inventory has or will have been
         produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended.

                 (C)  The information set forth in the
         Perfection Certificate delivered to the Agent pursuant to Section 7(c) of Amendment No. 2 to the Credit Agreement is correct and complete as of its date. Not later than 30 days following such date, the Company shall furnish to the Agent file search reports from each UCC filing office set forth in Schedule 7 to such Perfection Certificate confirming the filing information set forth in such Schedule.

                 (D)  The Security Interests constitute valid
         security interests under the UCC securing the Secured Obligations. When UCC financing statements in the form specified in Schedule 6(A) to Annex A to Amendment
         No. 2 to the Credit Agreement shall have been filed in the filing offices specified in the Perfection Certificate referred to in clause (c) above, the Security Interests shall constitute perfected security interests in the Collateral (except Inventory in transit) to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens and rights of others therein except for the Permitted Liens.

                 (E)  The Inventory is insured in accordance
         with the requirements of the Credit Agreement.

                 (F)  If no Default would result from the
         elimination of Eligible Inventory from the Borrowing Base, the security interests granted pursuant to
         Section 3A in the Inventory Collateral shall terminate upon receipt by the Agent of an Inventory Loan Termination Certificate. Such termination shall not affect the security interests granted by the Company in
         Section 3 of the Security Agreement (including, without limitation, the security interests granted in Accounts) which shall remain in full force and effect. Upon any such termination of the security interests in the Inventory Collateral or release of Inventory Collateral, the Agent will, at the expense of the Company, execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of such security interests or the release of such Inventory Collateral, as the case may be.

                 (G)  As used in this Agreement, the term
         "Inventory" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by the Company wherever located, and shall also mean and include, without limitation, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if, any commingled therewith or added thereto.

            SECTION 7.  Conditions to Effectiveness.  The
  effectiveness of this Amendment is subject to the satisfaction of the following conditions:

            (a) receipt by the Agent of counterparts hereof, signed by each of the parties hereto;

            (b) the Agent shall have received a duly executed letter from the Sponsor substantially in the form of Annex 2 hereto and all amounts (if any) then required to have been paid to the Agent pursuant to such letter;

            (c)  the Agent shall have received a duly
  completed and executed Perfection Certificate in the form of Annex 3 hereto and UCC-1 financing statements in the form attached as Schedule 6(A) to Annex 3 hereto shall have been signed by a duly authorized officer of the Company and shall have been filed in each of the jurisdictions specified in Paragraph 2 of such Perfection Certificate;

            (d) the Agent shall have received a certificate signed by a duly authorized officer of the Company dated the date hereof, to the effect that: (i) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as though made on and as of such date; and (ii) after giving effect to the execution, delivery and performance by the parties thereto of this Amendment, no Default has occurred and is continuing (except that the Company is currently not in compliance with the provisions of Sections 9.13, 9.14, 9.15 and 9.17 of the Credit Agreement);

            (e) the Agent shall have received all fees and other amounts due and payable under the Credit Agreement
  (including fees and expenses payable pursuant to Section
  11.04 of the Credit Agreement) of which the Company has received notice; and

            (f) the Agent shall have received such other documents as it may reasonably request relating to the existence of the Company and the Sponsor, the corporate or other authority for and the validity of this Amendment, (including satisfactory confirmation that amounts have been adequately reserved (or otherwise provided for) under the partnership agreement of the Sponsor) and any other matters relevant hereto, all in form and substance satisfactory to the Agent in its sole good faith discretion.

            SECTION 8.  No Other Waivers.  Other than as
  specifically provided therein, this Amendment shall not operate as a waiver of any right, remedy, power or privilege of the Lenders or the Agent under the Credit Agreement or of any other term or condition of the Financing Documents and no failure or delay by the Lenders or the Agent in exercising any right, remedy, power or privilege under any Financing Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege and the Company acknowledges and agrees that any additional borrowings shall be subject to satisfaction of each of the applicable conditions set forth in Section 6.02 of the Credit Agreement.

            SECTION 9.  GOVERNING LAW.  THIS AMENDMENT SHALL
  BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF
  THE STATE OF NEW YORK.

            SECTION 10. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when all of the conditions set forth in Section 7 shall have been satisfied or waived with the consent of all Lenders.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                      AMERICAN MARKETING WORKS, INC.


                      By /s/ Marvin Winkler
                        -----------------------------
                        Title: CEO



                      NATIONS FINANCIAL CAPITAL CORPORATION,
                        as Lender and Agent


                      By /s/ Ronald S. Cohn
                        -----------------------------
                        Title: Authorized Signatory



                  LIST OF OMITTED EXHIBITS AND SCHEDULES


Annex 1             Borrowing Base Certificate
Annex 2             Letter Agreement
Annex 3             Perfection Certificate
Schedule 6(A)       Description of Collateral
Schedule 7          Schedule of Filings



                 AMENDMENT NO. 2 TO SECURITY AGREEMENT


            AMENDMENT NO. 2 TO SECURITY AGREEMENT (this
  "Amendment") dated as of November 22, 1994 among AMERICAN MARKETING WORKS, INC. (together with its successors, the "Company"), the LENDERS listed on the signature pages hereof and GREYROCK CAPITAL GROUP INC. (as successor to
  U S WEST Financial Services, Inc.), as Agent (the "Agent").

                         W I T N E S S E T H:

            WHEREAS, the Company and the Agent have heretofore entered into a Security Agreement dated as of February 16, 1993 (as amended by Amendment No. 1 thereto, the "Security
  Agreement"); and

            WHEREAS, the parties hereto desire to make certain mutually satisfactory changes to the Credit Agreement and the Security Agreement;

            NOW, THEREFORE, the parties hereto agree as follows:

            SECTION 1.  Definitions; References.  Unless
  otherwise specifically defined herein, each term used herein which is defined in the Security Agreement shall have the meaning assigned to such term in the Security Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Security Agreement shall from and after the date hereof refer to the Security Agreement, as the case may be, as amended hereby.

            SECTION 2.  Amendment to Security Agreement.  The
  Security Agreement is amended by replacing the existing
  Section 3A with the following new Section 3A.

            SECTION 3A.  Security Interest in Inventory.

                 (A) In order to secure the full and punctual payment and performance of the Secured Obligations in accordance with the terms thereof, the Company hereby grants to the Agent for the ratable benefit of the Secured Parties a continuing security interest in and to all of the Inventory of the Company, whether now owned or existing, hereafter acquired or arising and regardless of where located together with all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of the Company pertaining to any of the Inventory and all Proceeds thereof (collectively, the "Inventory Collateral") and the term "Collateral" as used in the Credit Agreement, this Agreement and all other Financing Documents shall mean and include the Inventory Collateral.

                 (B)  All Inventory has or will have been
         produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended.

                 (C)  The information set forth in the
         Perfection Certificate delivered to the Agent pursuant to Section 7(c) of Amendment No. 2 to the Credit Agreement is correct and complete as of its date. Not later than 30 days following such date, the Company shall furnish to the Agent file search reports from each UCC filing office set forth in Schedule 7 to such Perfection Certificate confirming the filing information set forth in such Schedule.

                 (D)  The Security Interests constitute valid
         security interests under the UCC securing the Secured Obligations. When UCC financing statements in the form specified in Schedule 6(A) to Annex A to Amendment
         No. 2 to the Credit Agreement shall have been filed in the filing offices specified in the Perfection Certificate referred to in clause (c) above, the Security Interests shall constitute perfected security interests in the Collateral (except Inventory in transit) to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens and rights of others therein except for the Permitted Liens.

                 (E)  The Inventory is insured in accordance
         with the requirements of the Credit Agreement.

                 (F)  As used in this Agreement, the term
         "Inventory" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by the Company wherever located, and shall also mean and include, without limitation, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if, any commingled therewith or added thereto.

            SECTION 3.  Other Amendments.  (a) The reference
  to "Section 9.06" of the Credit Agreement appearing in
  Section 4(H) of the Security Agreement is hereby amended to read "Section 7.05".

            (b)  The reference to "Section 11.04" of the
  Credit Agreement appearing in Section 9 of the Security
  Agreement is hereby amended to read "Section 9.03".

            (c)  The references to "Section 11.05" and
  "Article XII" of the Credit Agreement appearing in Section
  10 of the Security Agreement are hereby amended to read
  "Section 9.04" and "Article X", respectively.

            (d)  The reference to "Section 13.03" of the
  Credit Agreement appearing in Section 14 of the Security
  Agreement is hereby amended to read "Sections 11.03".

            (e)  The references to "Section 8.04(b)" and
  "Section 8.04(c)" of the Credit Agreement appearing in Sections 5(C) and (D) of the Security Agreement are hereby amended to read "Section 6.04(b)" and "Section 6.04(c)", respectively and the last sentence of Section 5(C) of the Security Agreement is deleted.

            SECTION 4.  No Other Waivers.  Other than as
  specifically provided therein, this Amendment shall not operate as a waiver of any right, remedy, power or privilege of the Lenders or the Agent under the Security Agreement or of any other term or condition of the Financing Documents and no failure or delay by the Lenders or the Agent in exercising any right, remedy, power or privilege under any Financing Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

            SECTION 5.  GOVERNING LAW.  THIS AMENDMENT SHALL
  BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF
  THE STATE OF NEW YORK.

            SECTION 6.  Counterparts.  This Amendment may be
  signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                      AMERICAN MARKETING WORKS, INC.


                      By /s/ Marvin Winkler
                        ----------------------------
                        Title: Pres.



                      GREYROCK CAPITAL GROUP INC.
                        as Agent


                      By /s/ R. S. Cohn
                        ----------------------------
                        Title:



                  LIST OF OMITTED EXHIBITS AND SCHEDULES

                    Perfection Certificate
Schedule 5(A)       File Search Reports
Schedule 5(B)       Financing Statements Identified in Search
                         Reports
Schedule 6(A)       Description of Collateral
Schedule 6(B)       Acknowledged Financing Statements
Schedule 7          Schedule of Filings
Schedule 9          List of Owned Intangible Assets